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                                                                    EXHIBIT 10.7



                                18th March 2004

                        (1)   ALEXANDER CATTO AND OTHERS

                        (2)   BAM! ENTERTAINMENT, INC

                            SHARE PURCHASE AGREEMENT
    RELATING TO THE SALE AND PURCHASE OF THE ENTIRE ISSUED SHARE CAPITAL OF
                            SOE DEVELOPMENT LIMITED

                             [LAWRENCE GRAHAM LOGO]

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                                    CONTENTS

CLAUSE                                                            PAGE
1.    Definitions and interpretation                               1
2.    Exchange                                                     4
3.    Conditions precedent                                         4
4.    Sale and purchase of the shares and consideration            5
5.    Position pending completion                                  6
6.    Completion                                                   7
7.    Buyer Warranties                                             9
8.    Entire agreement                                             9
9.    Waiver                                                       9
10.   Variation                                                   10
11.   Confidentiality                                             10
12.   Announcements                                               11
13.   Assignment                                                  11
14.   Notices                                                     12
15.   Counterparts                                                13
16.   Costs and expenses                                          13
17.   Rights of third parties                                     13
18.   General provisions                                          13
19.   Governing law and jurisdiction                              14
Schedule 1 - Particulars of the Sellers                           15
Schedule 2 - Resolution Exit Shares                               23
   Part 2 - Particulars of the Loan Noteholders                   23
Schedule 3 - Loan Notes                                           26
Schedule 4 - Buyer's Warranties                                   29
Schedule 5 - Investor Criteria                                    31

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THIS AGREEMENT is made the 18th day of March 2004

BETWEEN:

(1)   THE SEVERAL PERSONS whose names and addresses are set out in column (1) of schedule 1 hereto (the "Sellers"); and

(2)   BAM ENTERTAINMENT, INC a Delaware corporation (the "Buyer")

WHEREAS

(A) The Sellers wish to sell and the Buyer is willing to purchase the Shares (as defined below) on the terms and subject to the conditions set out in this agreement.

NOW IT IS HEREBY AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1 In this agreement and the schedules the following expressions shall unless the context otherwise requires have the meanings following:

      "BoS"                      means Bank of Scotland;

      "BoS Exit Shares"          means the Consideration Shares to be issued to
                                 BoS or its nominee as set out in clause 4.2 (d) of this agreement;

      "BoS Overdraft Facility"   means the overdraft facility of the Company in
                                 the sum of (pound)500,000 from BoS as
                                 documented in the overdraft facility letter from BoS to the Company dated 9 October 2003;

      "BoS Side Letter"          the letter from BoS consenting to the issue of
                                 the New Shares to the New Shareholders and confirming the continuance of the BoS Overdraft
                                 Facility;

      "Business Day"             a day on which banks shall be open in London
                                 for the conduct of general banking business
                                 (excluding Saturdays);

      "Buyer's Shareholder       the shareholder approval of the Buyer as
      Approval"                  described in clause  3.1.3

      "Buyer's Solicitors"       Lawrence Graham of 190 Strand, London WC2R 1JN;

      "Company"                  means SOE Development Limited, a company
                                 incorporated in England and Wales with
                                 registered number 4856653;

      "Company Loan Stock"       the (pound)2,475,000 floating rate Unsecured
                                 Loan Notes 2005 constituted by the Loan Note
                                 Instrument issued by the Company and dated 10
                                 October 2003;

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                                                                          PAGE 2

      "Completion"               completion of the obligations of the parties in
                                 accordance with the provisions of clause 6 of this agreement;

      "Completion Consideration  means the Consideration Shares to be issued to
      Shares" the Sellers in accordance with clause 4.2 (a) of this agreement;

      "Conditions"               the conditions set out in clause 3.1;

      "Consideration"            the consideration for the Shares;

      "Consideration Shares"     newly issued common stock of the Buyer of $0.01
                                 par value per share;

      "Deed of Warranty"         the deed of warranty between the Warrantors and
                                 the Buyer pursuant to which the Warrantors have given the Warranties;

      "Development Agreement"    the development agreement made between the
                                 Company and VIS dated 10 October 2003;

      "Disclosure Letter"        the letter dated the date of this Agreement
                                 from the Warrantors to the Buyer relating to the Warranties;

      "Encumbrance"              includes any interest or equity of any person
                                 (including, without prejudice to the generality of the foregoing, any right to acquire, option, right of first refusal or right of pre-emption), or any mortgage, charge, pledge, lien, restriction, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

      "Escrow Letter"            the escrow letter to be entered into, inter
                                 alia, between the Buyer and the Sellers at Completion and regulating the terms upon which the Escrow Consideration Shares are to be held in escrow to meet a shortfall in net assets of VIS on completion of the Offer and claims made by the Buyer against the VIS shareholders and/or the Sellers;

      "Escrow Consideration      the Consideration Shares to be retained by the
      Shares"                    Seller as set out in clause 4.2 (b) of this
                                 agreement;

      "Lock-Up Agreement"        the lock-up agreement to be entered into, inter
                                 alia, between the Buyer and the Sellers, BoS and the Resolution Partners Limited Assignees pursuant to which the Sellers undertake to be subject to restrictions on selling the Consideration Shares for a period of up to 12 months after the Offer is declared unconditional in all respects;

      "Long-Stop Date"           19 May 2004;

      "New Shares"               means the 5,000 Shares to be issued to the New
                                 Shareholders in the numbers set against their names

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                                                                          PAGE 3

                                 in column (1) schedule 1 prior to Completion;

      "New Shareholders"         Christian Richard David van der Kuyl, Patrick
                                 Burns and Peter Baillie;

      "Offer" the offer (including any extension thereof) to be made to the shareholders of VIS on the terms set out in the Offer Document;

      "Offer Document"           the document in the approved terms to be issued
                                 by the Buyer to the holders of the entire issued share capital of VIS and pursuant to which the Offer will be made and the form of acceptance thereto;

      "Registration Rights       the registration rights agreement to be entered
      Agreement"                 into between the Buyer and the Sellers in the
                                 agreed form;

      "Resolution Partners       the consent of the Resolution Partners Limited
      Consent"                   Assignees to the issue of the Resolution
                                 Consideration Shares in settlement of all sums due to them under the Resolution Partners
                                 Entitlement Agreement;

      "Resolution Exit Shares"   the Consideration Shares to be issued to the
                                 Resolution Partners Limited Assignees as set out in clause 4.2 (c) of this agreement;

      "Resolution Partners       the entitlement agreement between the Company
      Entitlement Agreement"     and Resolution Partners Limited dated 10
                                 October 2003 the benefit of which has been assigned to the Resolution Partners Limited
                                 Assignees;

      "Resolution Partners       the assignees of the Resolution Partners
      Limited Assignees"         Entitlement Agreement whose names and addresses
                                 are set out in schedule 2;

      "SEC"                      the US Securities and Exchange Commission;

      "Securities Act"           the US Securities Act of 1933 as amended;

      "Sellers'                  Cairnsea Investments Limited or such other
      Representatives"           entity notified by the Sellers to the Buyer
                                 from time to time;

      "Sellers' Solicitors"      Taylor Wessing, Carmelite, 50 Victoria
                                 Embankment, Blackfriars, London EC4Y 0DX;

      "Shares"                   the shares of the Company specified in columns
                                 (1) and (2) of schedule 1;

      "Updated Disclosure        the Disclosure Letter as updated on Completion;
      Letter"

      "VIS Consent"              the written consent of VIS to the change of
                                 control of the Company as required by clause 12 of the Development Agreement;

      "VIS" VIS Entertainment plc (a company registered in Scotland with company number SC160499);

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                                                                          PAGE 4

      "Warranties"               the representations and warranties contained or
                                 referred to in the Deed of Warranty;

      "Warrantors"               Alexander Catto and Andrew Lapping;

1.2 The expressions "Sellers" and "Warrantors" include their respective personal representatives and successors.

1.3 Any document expressed to be "in the approved terms" is a reference to a document in a form approved and for the purpose of identification signed by or on behalf of the parties hereto.

1.4 References to clauses sub-clauses and schedules unless the context otherwise requires, are references to clauses and sub-clauses of this agreement and schedules to this agreement.

1.5 In this agreement and the schedules unless the context otherwise requires a reference to one gender shall include all genders, the singular shall include the plural and vice versa, and references to persons shall include bodies corporate, unincorporated associations and partnerships. References to the word "include" or "including" are to be construed without limitation and the "eiusdem generis" rule shall not apply.

1.6 The headings in this agreement and the schedules are inserted for convenience only and shall not affect the construction hereof.

2.    EXCHANGE

2.1   On the signing of this agreement the Warrantors shall procure:

      2.1.1 the delivery to the Company of the BoS Side Letter;

      2.1.2 the issue of the New Shares to the New Shareholders;

      2.1.3 the delivery to the Company of the VIS Consent;

      2.1.4 the delivery to the Company of the Resolution Partners Consent;

      2.1.5 delivery to the Buyer of the Deed of Warranty duly executed by the Warrantors; and

      2.1.6 delivery to the Buyer of the Disclosure Letter.

3.    CONDITIONS PRECEDENT

3.1   Completion of this agreement is conditional upon:

      3.1.1 the Offer being made and becoming unconditional in all respects (other than any condition relating to the completion of this Agreement) and not being terminated;

      3.1.2 the Buyer raising not less than US$12,350,000 net of expenses by way of an equity fundraising in the United States of America;

      3.1.3 all necessary resolutions being passed by the stockholders of the Buyer approving (amongst other things) the use of 4,500,000 shares in the Buyer pursuant to the Offer, the issue of the Consideration

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                                                                          PAGE 5

            Shares and the issue of a further 750,000 shares in the Buyer for the purposes of the Escrow Letter.

3.2 The Buyer shall use all reasonable endeavours to procure the satisfaction of the conditions set out at sub-clause 3.1 as soon as reasonably practicable and in any event not later than the Long-Stop Date.

3.3 The Buyer shall undertake that if it becomes aware of a fact or matter or circumstances that might prevent a condition set out in clause 3.1 being satisfied it shall immediately inform the other party or parties to this agreement.

3.4 Neither the Buyer nor the Sellers shall be entitled to waive any of the Conditions in clause 3.1 without obtaining the prior written consent of the other and VIS and any alteration to this clause 3.4 shall require the prior written consent of the other and VIS.

3.5 If any of the Conditions set out in clause 3.1 has not been satisfied by midday Greenwich Mean Time on the Long-Stop Date each party's rights and obligations under this agreement shall cease immediately on termination without any liability under this agreement.

4.    SALE AND PURCHASE OF THE SHARES AND CONSIDERATION

4.1 Each Seller hereby agrees to sell with full title guarantee and the Buyer hereby agrees to purchase with effect from Completion the number of Shares as set opposite that Seller's name at columns (1) and (2) of schedule 1 free from any Encumbrance and together with all accrued benefits and rights.

4.2 The Consideration shall be the issue of 4,500,000 Consideration Shares which the Sellers direct shall be allotted and issued as follows:

      (a) 3,454,376 Consideration Shares (the "Completion Consideration Shares") will be issued to the Sellers on Completion in the numbers set out opposite their names in column (3) of schedule 1;

      (b) 600,000 Consideration Shares (the "Escrow Consideration Shares") will be retained by the Buyer from the Sellers in the numbers set out opposite their names in column (4) of schedule 1 and held by the escrow agent in accordance with the terms of the Escrow Letter and the Offer Document;

      (c) 135,000 Consideration Shares (the "Resolution Exit Shares") shall be issued to the Resolution Partners Limited Assignees in the numbers set out opposite their names in column (1) of schedule 2 or such other proportions as the Resolution Partners Limited Assignees may direct in settlement of the exit payment due to the Resolutions Partners Limited Assignees under the Resolution Partners Entitlement Agreement; and

      (d) 310,624 Consideration Shares (the "BoS Exit Shares") shall be issued to BoS or its nominee in settlement of the exit payment due to BoS under the BoS Overdraft Facility Letter.

4.3 The Buyer agrees that if at any time it increases the value of the Offer as outlined in the Offer Document it will procure that the Consideration payable to the Sellers under this agreement is increased on identical terms and paid to the Sellers on identical terms.

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                                                                          PAGE 6

4.4 Each of the Sellers hereby severally waives any rights which he may have under the articles of association of the Company to have the Shares or any of them offered to him for purchase or to participate in the Consideration in any manner which is inconsistent with the terms of this Agreement.

4.5 In circumstances where this Agreement has lapsed for whatever reason then the Deed of Warranty shall cease to be of any effect and the Directors shall have no liability whatsoever in respect thereof.

5.    POSITION PENDING COMPLETION

5.1 For the period from the date of this agreement to Completion, the Warrantors shall use all reasonable endeavours to procure that the business of the Company is carried on in the ordinary and usual course as regards the nature, scope and manner of conducting the same and that no transaction outside the ordinary course of business is carried out without the prior written consent of the Buyer. Without prejudice to the generality of the foregoing, the Warrantors shall use all reasonable endeavours to procure that the Company shall not without the prior written consent of the Buyer and other than as expressly contemplated by this agreement:

      5.1.1 vary or agree to vary any class rights attached to any shares, create or issue or agree to create or issue any shares, or grant or agree to grant any option over any shares or uncalled capital or issue any securities convertible into shares;

      5.1.2 capitalise any amount standing to the credit of any reserve or redeem or purchase any shares or otherwise reorganise share capital;

      5.1.3 admit any person (other than a party to this agreement), whether by subscription, transfer or transmission, as a member;

      5.1.4 create, grant or agree to create, extend, or grant any mortgage, charge, debenture, lease or other encumbrance over or affecting any of its assets or undertaking;

      5.1.5 dispose of or agree to dispose of any of its assets (except in the ordinary course of trading) or the whole or any part of its undertaking;

      5.1.6 acquire or agree to acquire the shares of any other company or the whole or any part of the undertaking of any other company or person;

      5.1.7 enter into or amend or terminate any contract or commitment or any transaction;

      5.1.8 make any material change in the nature of its business or cease carrying on its business in whole or in part;

      5.1.9 dismiss or engage any employees or consultants or make any change in the terms and conditions of employment or engagement or pension benefits of any employees or consultants;

     5.1.10 directly or indirectly induce or endeavour to induce any employees or consultants to terminate their employment prior to Completion;

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                                                                         PAGE  7

      5.1.11 declare or pay any dividend;

      5.1.12 give any guarantee or indemnity;

      5.1.13 make any payment to or enter into any agreement with any Sellers;

      5.1.14 save in respect of interest accruing on the Company Loan Stock in accordance with its terms, incur any liability to any Sellers and no Sellers shall incur any liabilities to the Company or any subsidiary other than trading liabilities incurred in the ordinary course of business;

      5.1.15 vary or agree to vary the terms and conditions of any loans owing by the Company to any Sellers;

      5.1.16 borrow or agree to borrow any monies from any person;

      5.1.17 fail to repay creditors within their credit terms; or

      5.1.18 seek a purchaser for the SOE2 IPR as defined in the Development Agreement.

5.2 The parties to this agreement hereby agree for the avoidance of doubt that nothing in clause 5.1 shall prohibit or prevent the Company from drawing down further sums under the BoS Overdraft Facility and/or the Company Loan Stock to pay sums to VIS in accordance with the terms of the Development Agreement.

5.3 The Buyer shall be entitled to rescind this agreement by written notice to the Sellers in the event of any material breach of the terms of this clause 5 in which case this agreement shall terminate without any liability on the parties hereto.

6.    COMPLETION

6.1 Completion shall take place contemporaneously with completion of the Offer.

6.2 At Completion, the Warrantors shall deliver or cause to be delivered to the Buyer:

      6.2.1 the Updated Disclosure Letter duly executed by the Warrantors;

      6.2.2 the certificate of incorporation, all certificates on change of name, the seal and statutory books of the Company made up to the date of Completion;

      6.2.3 statements of balances at a date not more than two days prior to Completion with reconciliations to the date of Completion on all bank accounts of the Company and all current cheque books and bank mandates relating to such accounts;

      6.2.4 resignation letters in the agreed form executed as deeds by Alexander Catto as director and Andrew Lapping as director and secretary of the Company; and

      6.2.5 if required by the Buyer an unqualified resignation letter from the auditors of the Company in the form prescribed by section 394 of the Companies Act 1985.

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                                                                          PAGE 8

      6.2.6 letters of release from BoS evidencing the release and discharge of the charges given by the Company in favour of BoS.

6.3 At Completion, the Sellers severally shall deliver or cause to be delivered to the Buyer:

      6.3.1 stock transfer forms in respect of their Shares duly executed by the registered holders in favour of the Buyer or its nominee together with the relevant share certificates (or an express indemnity in the agreed form in respect of any share certificates found to be missing);

      6.3.2 the Registration Rights Agreement duly executed by them;

      6.3.3 the Escrow Letter duly executed by them;

      6.3.4 the Lock-Up Agreement duly executed by them; and

      6.3.5 written confirmation from each of the Sellers that that Seller satisfies one of the criteria set out in Schedule 5.

6.4 At Completion the Warrantors severally agree to use all reasonable endeavours to procure that a meeting of the Board of the Company is held at which the directors of the Company shall pass resolutions that:

      6.4.1 the Buyer or its nominees shall be registered as members of the Company subject only to the production of duly stamped and completed stock transfers forms;

      6.4.2 the registered office of the Company shall be changed to a place nominated by the Buyer;

      6.4.3 the accounting reference date of the Company shall be changed to a date nominated by the Buyer;

      6.4.4 each existing mandate given by the Company for the operation of its bank accounts shall be revoked;

      6.4.5 such persons as the Buyer may nominate shall be appointed as directors, secretary and auditors of the Company with effect from the end of the meeting;

      6.4.6 the resignations of the directors, secretary and auditors referred to in sub-clauses 6.2.4 and 6.2.5 are approved.

6.5 Subject to the simultaneous performance by the Sellers of their obligations in accordance with the foregoing provisions of this clause 6, the Buyer shall, subject only to the satisfaction or of the Conditions set out in sub-clause 3.1, at Completion:

      6.5.1 pay or cause to be paid to the Company and procure that the Company shall pay to the Sellers' Solicitors (whose receipt shall be a sufficient discharge therefor) a sum equivalent to the nominal value of the Company Loan Stock drawn down by the Company plus interest accrued up to the date of Completion;

      6.5.2 pay or cause to be paid to the Company and procure that the Company shall repay to BoS all sums borrowed from BoS under the BoS Overdraft Facility (together with accrued interest);

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                                                                          PAGE 9

      6.5.3 issue the Completion Consideration Shares in accordance with clause
            4.2 of this Agreement and deliver to the Sellers' Solicitors (whose receipt shall be a sufficient discharge therefor) the relevant documents of title; and

      6.5.4 procure the registration of the Completion Consideration Shares in the names of the persons referred to in clause 4.2.

6.6 If in any respect the provisions of clauses 6.2, 6.3 and 6.4 are not complied with on the date for Completion set by clause 6.1 the Buyer may:

      6.6.1 defer Completion to a date not more than 28 days after the date set out above (and so that the provisions of this sub-clause shall apply to Completion as so deferred); or

      6.6.2 proceed to Completion so far as practicable (without prejudice to its rights hereunder); or

      6.6.3 rescind this agreement in which case this agreement shall terminate without any liability on the parties hereto.

6.7 If in any respect the provisions of clause 6.5 are not complied with in any respect the Sellers may defer Completion, proceed to Completion or rescind this agreement as set out in clause 6.6.

6.8 The Sellers confirm that the payments set out in clauses 6.4.1 and 6.4.2 are as directed by VIS and that such payments are to be in full satisfaction of the obligations of VIS to repay the loan plus interest and relevant costs under the Development Agreement.

6.9 The Buyer shall not be obliged to complete the purchase of any of the Shares unless the purchase of all the Shares is completed in accordance with this agreement.

6.10 The Sellers shall not be obliged to sell their Shares unless the Buyer completes the purchase of all the Shares in accordance with this agreement.

7.    BUYER WARRANTIES

7.1   The Buyer hereby warrants to the Sellers:

7.1.1 in the terms of the warranties given to the shareholders of VIS by the Buyer in the VIS Offer Document; and

7.1.2 that the Warranties set out in schedule 3 of this agreement are true and accurate at the date hereof and will be true and accurate on Completion.

8.    ENTIRE AGREEMENT

8.1 This agreement constitutes the entire agreement between the parties with respect to its subject matter. It supersedes all previous agreements and understandings between the parties.

9.    WAIVER

9.1 The Buyer may release or compromise the liability of any of the Sellers hereunder or grant to any Sellers time or other indulgence without affecting the liability of any other Sellers hereunder.
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                                                                         PAGE 10

9.2 No failure or delay by the Buyer or time or indulgence given by it in or before exercising any remedy or right under or in relation to this agreement shall operate as a waiver of the same nor shall any single or partial exercise of any remedy or right preclude any further exercise of the same or the exercise of any other remedy or right.

9.3 No waiver by any party of any requirement of this agreement or of any remedy or right under this agreement shall have effect unless given by notice in writing signed by such party. No waiver of any particular breach of the provisions of this agreement shall operate as a waiver of any repetition of such breach.

9.4 Any release, waiver or compromise or any other arrangement which the Buyer gives or enters into with any party to this agreement in connection with this agreement shall not affect any right or remedy of the Buyer as regards any other party's liabilities under or in relation to this agreement and such other party shall continue to be bound by this agreement as if it had been the sole contracting party.

9.5 A waiver of a breach of or default under any of the terms of this agreement will not prevent a party from subsequently requiring compliance with the waived obligation in respect of that breach or continued default.

10.      VARIATION

         This agreement may not be released, discharged, supplemented, amended, varied or modified except by an instrument in writing signed by a duly authorised representative of each of the parties hereto.

11.      CONFIDENTIALITY

11.1 Each party undertakes to the other to keep secret and confidential all information and in whatever form received during the continuance of this agreement or obtained as a result of entering into or performing this agreement.

11.2 Each party undertakes to the other not to use any information falling within sub-clause 11.1 above relating to the Company or any other party except for the purposes of this agreement and shall not (without the prior written consent of the other party) disclose the same to any person save to the extent necessary for the performance of this agreement and except to the extent that such information:

         11.2.1 is required to be disclosed by the law of any relevant jurisdiction;

         11.2.2 is required to be disclosed by any securities exchange or regulatory or governmental body to which either party is subject or submits wherever situated including (without limitation) the SEC, the UK Listing Authority, the London Stock Exchange, the Financial Services Authority and the Panel on Takeovers and Mergers whether or not the requirement for information has the force of law, in which case the party concerned shall take all such steps as may be reasonable and practicable in the circumstances to agree the contents of such announcement with the other party before making such announcement provided that, in any event, any such announcement shall be made only after notice to the other party;

         11.2.3   is trivial or obvious;

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                                                                         PAGE 11

         11.2.4 is already in the public domain at the time of disclosure or thereafter shall fall into the public domain other than as a result of breach of this clause;

         11.2.5 is in the disclosing party's possession (as evidenced by written records) otherwise than as a result of a breach of this clause;

         11.2.6 becomes known to the disclosing party from a source other than another party to this agreement otherwise than as a result of a breach of this clause; or

         11.2.7 was disclosed after the express prior written approval of the party to whom such information belongs.

11.3 Notwithstanding anything contained elsewhere in this agreement, the provisions of this clause 11 shall survive the termination or expiry of this agreement.

12.      ANNOUNCEMENTS

12.1 Save as otherwise provided in this clause 12 no public statement or announcement (or any statement or disclosure to any public or regulatory body or any other body which has an obligation to or which is likely to make public any such statement or disclosure) concerning the fact or subject matter of this agreement or any ancillary matter shall be made by any party without the prior written approval of the other, such approval not to be unreasonably withheld or delayed.

12.2 Any party may make an announcement concerning the subject matter of this agreement or any ancillary matter to the extent required by:

         12.2.1   the law of any relevant jurisdiction;

         12.2.2 any securities, exchange or regulatory or governmental body to which that party is subject or submits, wherever situated, including (without limitation) the SEC, the Financial Services Authority, the London Stock Exchange and the Panel on Takeovers and Mergers, whether or not the requirement has the force of law, in which case the party concerned shall take all such steps as may be reasonable and practicable in the circumstances to agree the contents of such announcement with the other party before making such announcement provided that, in any event, any such announcement shall be made only after notice to the other party.

12.3 The Buyer may at any time after Completion make an announcement or statement to customers, clients or suppliers of the Company informing them of the acquisition of the Shares by the Buyer.

13.      ASSIGNMENT

13.1 Subject to clause 13.2, no party may assign or in any way dispose of to any third party its rights under this agreement without the prior written consent of the other parties to this agreement.

13.2 Notwithstanding the provisions of clause 13.1, Scottish Enterprise may assign its rights under this Agreement to any statutory successor body.

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                                                                         PAGE 12

14.      NOTICES

14.1 Any notice to be given hereunder shall be in writing (other than writing on the screen of a visual display unit or other similar device which shall not be treated as writing for the purposes of this clause unless receipt of the relevant communication is acknowledged by the relevant party either by electronic mail or by other written means) and delivered by hand or by pre-paid first class post or by facsimile letter or by electronic mail letter (notices sent by facsimile or by electronic mail shall be confirmed immediately by pre-paid first class post) addressed and sent to the party to be served at the addresses provided in sub-clause 14.4.

14.2 Notices addressed as provided in sub-clause 14.4. shall be deemed to have been duly served:

         14.2.1 if sent by personal delivery, upon delivery at the address of the relevant party;

         14.2.2 if sent by first class post, two business days after the date of posting if posted in the country of destination otherwise after seven days; and

         14.2.3 if sent by facsimile, when despatched provided that if any such notice would otherwise be deemed to be served outside working hours, such notice shall be deemed to be served at the start of working hours on the next business day; and

         14.2.4 if sent by electronic mail, when receipt of the notice is acknowledged in accordance with clause 14.1.

14.3 Save in respect of Scottish Enterprise, the address for service of the Sellers shall be the address (or principal address if more than one) of the Sellers' Solicitors or such other firm:-

         14.3.1 with which it may merge or which a majority of its partners may join; or

         14.3.2 as the Sellers who own the majority in number of Shares may notify in writing to the Buyer.

         If at any time it shall not be evident which firm of solicitors are appointed for the purposes of this sub-clause the Buyer may by notice to the Sellers and/or the Warrantors at their address in this Agreement nominate one of their number for the purposes of receiving and giving notices.

14.4 The relevant addressee, address, electronic mail address and facsimile number of each party for the purpose of this agreement are:

NAME OF PARTY                  ADDRESS AND E-MAIL ADDRESS       FACSIMILE NUMBER
BAM! Entertainment, Inc        Upper Borough Court              01225 329298
                               Upper Borough Walls
                               Bath BA1 1RG

                               awilliams@bam4fun.com

The Sellers                    c/o Alexander Catto
                               Cairnsea Investments Limited
                               Clarebell House
                               6 Cork Street London W15 3NX

                               alex@cairnsea.com

Scottish Enterprise            The Company Secretary
                               Scottish Enterprise
                               150 Broomielaw
                               Atlantic Quay
                               Glasgow G2 8LU

         or such other address as any party may have previously notified to the other.

14.5 Save in respect of Scottish Enterprise, notice given to the Sellers pursuant to clause 14.4 above shall be deemed to be notice to all the Sellers and any notice by the Sellers (other than a notice changing their Solicitors pursuant to clause 14.4) shall only be given by the Sellers' Solicitors or the Sellers nominated by the Buyer pursuant to clause 14.4.

14.6 The provisions of clauses 14.3 and 14.5 shall not apply in respect of any notice to Scottish Enterprise which must be served in accordance with clauses 14.1 and 14.2 at the address set out in clause 14.4 or such other address as they may notify to the other parties.

15.      COUNTERPARTS

         This agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same document. This agreement may be validly exchanged by fax.

16.      COSTS AND EXPENSES

         Each party to this agreement shall pay its own costs of and incidental to this agreement and the sale and purchase hereby agreed to be made.

17.      RIGHTS OF THIRD PARTIES

17.1 Save for the rights of VIS set out in clause 3, no other person who is not a party to this agreement shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement.

17.2 Nothing contained in clause 17.1 shall affect any right or remedy of any third party which exists or is available other than under the Contracts (Rights of Third Parties) Act 1999 or the rights of VIS thereunder.

18.      GENERAL PROVISIONS

18.1 This agreement shall be binding upon and enure for the benefit of the personal representatives and successors of the parties as the case may be.

18.2 The provisions of this agreement in so far as the same shall not have been performed at Completion shall remain in full force and effect.

19.      GOVERNING LAW AND JURISDICTION

         This agreement is governed by and shall be construed in accordance with English law and the parties hereto submit to the exclusive jurisdiction of the English Courts in respect of any dispute arising from this agreement.

AS WITNESS whereof this agreement has been executed the day and year first before written.

                                   SCHEDULE 1
                    THE SELLERS AND THE SHARE CONSIDERATION

                                                                          (2)             (3)           (4)            (5)
                                                         (1)           NUMBER OF      COMPLETION      ESCROW          TOTAL
                                                   NUMBER OF A SALE  ORDINARY SALE  CONSIDERATION  CONSIDERATION  CONSIDERATION
       NAME                      ADDRESS                SHARES           SHARES         SHARES       SHARES(1)        SHARES
-------------------------------------------------------------------------------------------------------------------------------
Christiaan Richard       Balmyle Road                     320            1,680         125,611         8,182
David van der Kuyl       Broughty Ferry                                                               13,636         147,429
                         Dundee DD5 1JJ

                         FLAT 2                           320            1,680         125,611         8,182         147,429
Patrick Burns            5 Argyle Park Terrace                                                        13,636
                         Edinburgh EH9 1JY

---------------------

(1) In respect of the Escrow Consideration Shares, the first figure quoted relates to those shares to be placed into the Net Asset Escrow Account (225,000 Escrow Consideration Shares in total) and the second figure quoted relates to those shares to be placed into the Warranty Escrow Account (375,000 Escrow Consideration Shares in total).

                                                                          (2)             (3)           (4)            (5)
                                                         (1)           NUMBER OF      COMPLETION      ESCROW          TOTAL
                                                   NUMBER OF A SALE  ORDINARY SALE  CONSIDERATION  CONSIDERATION  CONSIDERATION
       NAME                      ADDRESS                SHARES           SHARES         SHARES       SHARES(1)        SHARES
-------------------------------------------------------------------------------------------------------------------------------
Peter Baillie            5 Norwood Crescent               160              840          62,806         4,091          73,715
                         Dundee DD2 1PD                                                                6,818

John Boyle               44 Westbourne                  3,581                1         393,641        25,640         462,014
                         Gardens, Kelvinside,                                                         42,733
                         Glasgow G12 9QX

Alexander Gordon Catto   79 Mount Street,               1,791                0         196,849        12,822         231,040
                         London W1K 2SN                                                               21,369

Brendon Clouston         2 Wilton Terrace,                201            2,500         156,676        10,205         183,890
                         London SW1X 8RR                                                              17,009

                                                                              (2)             (3)           (4)            (5)
                                                             (1)           NUMBER OF      COMPLETION      ESCROW          TOTAL
                                                       NUMBER OF A SALE  ORDINARY SALE  CONSIDERATION  CONSIDERATION  CONSIDERATION
       NAME                      ADDRESS                    SHARES           SHARES         SHARES       SHARES(1)        SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Coppertop Concepts       Green Lane, Lasswade,                521                0          57,264         3,730          67,210
Limited                  EH18 1HE                                                                          6,216

Lord Catto's             Clarebell House, 6                 1,791                0         196,849        12,822         231,040
Settlement of            Cork Street, London W15 3NX                                                      21,369
November 1976

Noble Grossart           48 Queen Street,                     115                0          12,640           823          14,835
Investments Limited      Edinburgh EH2 3NR                                                                 1,372

AB Services              37 Peter Street,                       0            4,000         215,334        14,026         252,737
                         Manchester M2 5GB                                                                23,377

                                                                          (2)             (3)           (4)            (5)
                                                         (1)           NUMBER OF      COMPLETION      ESCROW          TOTAL
                                                   NUMBER OF A SALE  ORDINARY SALE  CONSIDERATION  CONSIDERATION  CONSIDERATION
       NAME                      ADDRESS                SHARES           SHARES         SHARES       SHARES(1)        SHARES
-------------------------------------------------------------------------------------------------------------------------------
David Brock              Windyridge, 44                     0              400          21,534         1,402          25,274
                         Beechwood Avenue,                                                             2,338
                         Little Chalfont,
                         Buckinghamshire
                         MP6 6PN

Paul Chestnutt           Oakhurst House, St                 0            2,000         107,667         7,013         126,368
                         Leonards Hill,                                                               11,688
                         Windsor SL4 4AJ

John Fickling            Hudworth Tower,                    0            2,000         107,667         7,013         126,368
                         Castle Eden, County                                                          11,688
                         Durham TS27 4SJ

Five Oceans              West Compton                       0            2,000         107,667         7,013         126,368
Foundation               House, West                                                                  11,688
                         Compton, Nr
                         Dorchester, Dorset
                         DT2 0EY

                                                                          (2)             (3)           (4)            (5)
                                                         (1)           NUMBER OF      COMPLETION      ESCROW          TOTAL
                                                   NUMBER OF A SALE  ORDINARY SALE  CONSIDERATION  CONSIDERATION  CONSIDERATION
       NAME                      ADDRESS                SHARES           SHARES         SHARES       SHARES(1)        SHARES
-------------------------------------------------------------------------------------------------------------------------------
Andrew Fraser            16 Lord North Street,              0              600          32,300         2,104          37,910
                         London SW1P 3LD                                                               3,506

Jonathan Horne           Woodland Court,                    0            2,500         134,585         8,766         157,961
                         Kempshott,                                                                   14,610
                         Basingstoke, Hampshire
                         RG23 7NL

Anthony Kennan           21 Moor Crescent.                  0            2,020         108,744         7,083         127,632
                         Newcastle-upon-Tyne                                                          11,805
                         NE3 4AP

Northern Edge            91 Mitchell Street,                0              200          10,767           701          12,637
Limited                  Glasgow G1 3LN                                                                1,169

                                                                         PAGE 20

                                                                          (2)             (3)           (4)            (5)
                                                         (1)           NUMBER OF      COMPLETION      ESCROW          TOTAL
                                                   NUMBER OF A SALE  ORDINARY SALE  CONSIDERATION  CONSIDERATION  CONSIDERATION
       NAME                      ADDRESS                SHARES           SHARES         SHARES       SHARES(1)        SHARES
-------------------------------------------------------------------------------------------------------------------------------
Carl Openshaw            2 Calverly Park,                   0              400          21,534         1,402          25,274
                         Tunbridge Wells, Kent                                                         2,338
                         TN1 2SH

Linda Reid               1 Fingalton Road,                  0            3,000         161,500        10,520         189,552
                         Newton Mearns,                                                               17,532
                         Glasgow G77 6PA

Ian Cleland Ritchie      Coppertop, Green
                         Lane, Lasswade,                                                              11,712
                         EH18 1HE                           0            3,340         179,804        19,519         211,035

William Martin           4 Buckstane Park,                  0              400          21,534         1,402          25,274
Ritchie                  Edinburgh EH10 6PA                                                            2,338

                                                                          (2)             (3)           (4)            (5)
                                                         (1)           NUMBER OF      COMPLETION      ESCROW          TOTAL
                                                   NUMBER OF A SALE  ORDINARY SALE  CONSIDERATION  CONSIDERATION  CONSIDERATION
       NAME                      ADDRESS                SHARES           SHARES         SHARES       SHARES(1)        SHARES
-------------------------------------------------------------------------------------------------------------------------------
Simon Rogers             West Farm House,                   0            2,500         134,585         8,766         157,961
                         Newton Tony,                                                                 14,610
                         Salisbury, SP4 0HF

Scottish Enterprise      150 Broomielaw                     0              820          44,144         2,875          51,811
                         Atlantic Quay                                                                 4,792
                         Glasgow G2 8LU

Julian Summer            South Farm, Water                  0            2,000         107,667         7,013         126,368
                         Eaton, Swindon,                                                              11,688
                         Wiltshire SN6 6JV

TBI Financial            1st Floor, The Robert              0              400          21,534         1,402          25,274
Services Limited         Cort Building, Elgar                                                          2,338
                         Road South, Reading,
                         Berkshire RG2 0DL

                                                                          (2)             (3)           (4)            (5)
                                                         (1)           NUMBER OF      COMPLETION      ESCROW          TOTAL
                                                   NUMBER OF A SALE  ORDINARY SALE  CONSIDERATION  CONSIDERATION  CONSIDERATION
       NAME                      ADDRESS                SHARES           SHARES         SHARES       SHARES(1)        SHARES
-------------------------------------------------------------------------------------------------------------------------------
The Hamilton             91 Mitchell Street,                0            5,420          291,777       19,005         342,457
Portfolio                Glasgow, G1 3LN                                                              31,675
Investments
Limited

Christiaan van der       Balmyle, Balmyle                   0            5,500          296,085       19,285         347,513
Kuyl                     Road, Broughty Ferry,                                                        32,143
                         Dundee DD5 1JJ
                                                        -----           ------        ---------      -------       ---------
TOTAL SHARES                                            8,800           46,201        3,454,376      600,000       4,054,376
                                                        =====           ======        =========      =======       =========

                                   SCHEDULE 2

                             RESOLUTION EXIT SHARES

                                                                                                               NUMBER OF
                                                                                     PERCENTAGE OF BENEFIT   CONSIDERATION
           NAME                                     ADDRESS                                RECEIVABLE           SHARES
--------------------------------------------------------------------------------------------------------------------------
David Scott                   40 The Grove, Ealing, London W5 5LH                            0.40%              18,000

Roderick Simpson              15 Winchendon Road, London SW6 SDH                             0.30%              13,500

Hamish Ridgwell               27 Dundonald Road, London NW10 3HP                             0.30%              13,500

                                                                                                               NUMBER OF
                                                                                     PERCENTAGE OF BENEFIT   CONSIDERATION
           NAME                                     ADDRESS                                RECEIVABLE           SHARES
--------------------------------------------------------------------------------------------------------------------------
Cairnsea Investments          Clarebell House, 6 Cork Street, London W15                     0.50%              22,500
Limited                       3NX

Alexander Catto               79 Mount Street, London W1K 2SN                                0.25%              11,250

Jonathan Quirk                C/o Cairnsea Investments Limited, Clarebell                    0.25%              11,250
                              House, 6 cork street, London W15 3NX

John Boyle                    C/o Hamilton Portfolio Limited, 91 Mitchell
                              Street, Glasgow G1 3LN                                         0.80%              36,000

Andrew Lapping                C/o Hamilton Portfolio Limited, 91 Mitchell                    0.15%               6,750
                              Street, Glasgow G1 3LN

Stewart Robinson              C/o Hamilton Portfolio Limited, 91 Mitchell                    0.03%               1,350
                              Street, Glasgow G1 3LN

                                                                                                               NUMBER OF
                                                                                     PERCENTAGE OF BENEFIT   CONSIDERATION
           NAME                                     ADDRESS                                RECEIVABLE           SHARES
--------------------------------------------------------------------------------------------------------------------------
Paul Johnston                 C/o Hamilton Portfolio Limited, 91 Mitchell                    0.02%                 900
                              Street, Glasgow G1 3LN
                                                                                            -----              -------
TOTAL                                                                                        3.00%             135,000
                                                                                            =====              =======

                                   SCHEDULE 3

                                   LOAN NOTES

                                                                                          NUMBER OF LOAN
               NAME                                      ADDRESS                               NOTES
--------------------------------------------------------------------------------------------------------
John Boyle                            44 Westbourne Gardens, Kelvinside,
                                      Glasgow G12 9QX                                        177,289

Alexander Gordon Catto                79 Mount Street, London W1K 2SN                         88,645

Brendon Clouston                      2 Wilton Terrace, London SW1X 8RR                      102,440

Coppertop Concepts Limited            Green Lane, Lasswade, EH18 1HE                          25,780

Lord Catto's Settlement of            Clarebell House, 6 Cork Street, London
November 1976                         W15 3NX                                                 88,645

Noble Grossart Investments Limited    48 Queen Street, Edinburgh EH2 3NR                       5,702

AB Services                           37 Peter Street, Manchester M2 5GB                     148,000

David Brock                           Windyridge, 44 Beechwood Avenue,
                                      Little Chalfont, Buckinghamshire MP6                    19,800
                                      6PN

Paul Chestnutt                        Oakhurst House, St Leonards Hill,                       74,000
                                      Windsor SL4 4AJ

John Fickling                         Hudworth Tower, Castle Eden, County
                                      Durham TS27 4SJ                                         74,000

                                                                                          NUMBER OF LOAN
               NAME                                      ADDRESS                               NOTES
--------------------------------------------------------------------------------------------------------
Five Oceans Foundation                West Compton House, West Compton,                       74,000
                                      Nr Dorchester, Dorset DT2 0EY

Andrew Fraser                         16 Lord North Street, London SW1P 3LD                   29,700

Jonathan Horne                        Woodland Court, Kempshott,                              92,500
                                      Basingstoke, Hampshire RG23 7NL

Anthony Kennan                        21 Moor Crescent. Newcastle-upon-                       74,740
                                      Tyne NE3 4AP

Northern Edge Limited                 91 Mitchell Street, Glasgow G1 3LN                       9,900

Carl Openshaw                         2 Calverly Park, Tunbridge Wells, Kent                  19,800
                                      TN1 2SH

Linda Reid                            1 Fingalton Road, Newton Mearns,                       111,000
                                      Glasgow G77 6PA

Ian Cleland Ritchie                   Coppertop, Green Lane, Lasswade,                       123,580
                                      EH18 1HE

William Martin Ritchie                4 Buckstane Park, Edinburgh EH10 6PA                    19,800

Simon Rogers                          West Farm House, Newton Tony,                           92,500
                                      Salisbury, SP4 0HF

                                                                                          NUMBER OF LOAN
               NAME                                      ADDRESS                               NOTES
--------------------------------------------------------------------------------------------------------
Scottish Enterprise                   150 Broomielaw, Atlantic Quay,                          40,590
                                      Glasgow G2 8LU

Julian Summer                         South Farm, Water Eaton, Swindon,                       74,000
                                      Wiltshire SN6 6JV

TBI Financial Services                1st Floor, The Robert Cort Building,                    19,800
Limited                               Elgar Road South, Reading, Berkshire
                                      RG2 DDL

The Hamilton Portfolio                91 Mitchell Street, Glasgow, G1 3LN                    200,540
Investments Limited

Christiaan van der Kuyl               Balmyle, Balmyle Road, Broughty Ferry,                 203,500
                                      Dundee DD5 1JJ
                                                                                           ---------
TOTAL                                                                                      1,990,251
                                                                                           =========

                                   SCHEDULE 4

                               BUYER'S WARRANTIES

1.       ORGANISATION

         Buyer is a corporation duly organised and validly existing and in good standing under the laws of the State of Delaware.

2.       CAPITALISATION

         The authorised capital stock of Buyer consists of 100,000,000 shares of Buyer Common Stock, $0.001 par value, of which 20,340,822 shares of Buyer Common Stock are issued and outstanding and 9,484,173 shares of Buyer Common Stock are issuable upon the exercise of outstanding warrants, convertible notes and options pursuant to Stock Option Plans (the "Buyer Stock Plans") and otherwise. Also authorised are 10,000,000 shares of preferred stock, $0.001 par value, of which no shares are issued and outstanding. Except as set forth above, no shares of capital stock or other equity securities of Buyer are issued, reserved for issuance or outstanding. All outstanding shares of capital stock of Buyer are, and all shares which may be issued pursuant to this Agreement will be, when issued, duly authorised, validly issued, fully paid and nonassessable and, not subject to preemptive rights, and issued in compliance with all applicable state and federal laws concerning the issuance of securities.

3.       CORPORATE AUTHORITY

         Buyer has full corporate power and authority to enter into the Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer of the Agreements have been duly authorised by all requisite corporate action. This Agreement has been, and each of the other Agreements will be as at Completion, duly executed and delivered by Buyer, and (assuming due execution and delivery by the Sellers) this Agreement constitutes, and each of the other agreements when executed and delivered will constitute, a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganisation or similar laws affecting creditors' rights generally or by general equitable principles.

4.       NO VIOLATION

         Buyer is not subject to or bound by any provision of:

4.1 any law, statute, rule, regulation or judicial or administrative decision;

4.2      any articles or certificate of incorporation or bylaws;

4.3 any mortgage, deed of trust, lease, note, shareholders' agreement, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction; or

4.4 any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator, that would prevent or be violated by, or under which there would be a default as a result of, the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby. Except as set forth in clause 3.1 of this agreement, no consent, approval or authorisation of or declaration or filing with any Person is required for the valid execution, delivery and performance by

         Buyer or this Agreement and the consummation of the transactions contemplated hereby.

5.       S.E.C. DOCUMENTS; UNDISCLOSED LIABILITIES

         Buyer has filed all reports, schedules, forms, statements and other documents as required by the Securities and Exchange Commission statements and other documents as required by the Securities and Exchange Commission (the "S.E.C.") and documents incorporated by reference therein, the "Buyer S.E.C. Documents"). As of their respective dates, the Buyer S.E.C. Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as the case may be, and the rules and regulations of the S.E.C. promulgated thereunder applicable to such Buyer S.E.C. documents, and none of the Buyer S.E.C. Documents (including any and all consolidated financial statements included therein) as of such date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent revised or superseded by a subsequent filing with the S.E.C., none of the Buyer S.E.C. Documents contains any untrue statement of a material fact or omits to state any material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Buyer included in such Buyer S.E.C. Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the S.E.C. with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the S.E.C.) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Buyer and its consolidated subsidiaries as of the dates thereof and the consolidated results of operations and changes in cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments as determined by Buyer's independent accountants). Except as set forth in the Buyer S.E.C. Documents, at the date of the most recent audited financial statements of Buyer included in the Buyer S.E.C. Documents, neither Buyer nor any of its subsidiaries had, and since such date neither Buyer nor any of such subsidiaries has incurred, any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to Buyer.

6.       ABSENCE OF CERTAIN CHANGES

         Save as disclosed in the Offer Document, since the date of the most recent financial statements included in the Buyer S.E.C. Documents, Buyer has conducted its business only in the ordinary course consistent with past practice in light of its current business circumstances, and save as disclosed in the Offer Document, there is not and has not been any material adverse change with respect to Buyer.

                                   SCHEDULE 5

                               INVESTOR CRITERIA

Each Seller must confirm that he or it satisfies one of the three criteria set out below.

1. The Seller is a natural person that satisfies one or more of the following qualifications as an "accredited investor" as defined in Regulation D of the Securities Act:

         (a) such Seller's own net worth, taken together with the net worth of such Seller's spouse, exceeds $1,000,000 U.S. Dollars;

         (b) such Seller has an individual gross income in excess of $200,000 (or joint income with such Seller's spouse in excess of $300,000) in each of the two previous years and reasonably expects a gross individual income in excess of $200,000 (or joint income with such Seller's spouse in excess of $300,000) this year; or

         (c) such Seller has sufficient knowledge and experience in financial and business matters that such Seller is capable of evaluating the merits and risk of investing in BAM! Entertainment, Inc.

2. The Seller is a business entity that satisfies one or more of the following qualifications as an "accredited investor" as defined in Regulation D of the Securities Act:

         (a) such Seller is a bank, savings and loan association or other institution acting in its individual or fiduciary capacity;

         (b)      such Seller is a broker or dealer;

         (c)      such Seller is an insurance company;

         (d) such Seller is an investment company or a business development company under the Investment Company Act of 1940 (United States);

         (e) such Seller is a trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the owning the BAM! Entertainment, Inc Consideration Shares; or

         (f) such Seller is a corporation, partnership or business trust and (i) was not formed for the specific purpose of receiving the BAM! Entertainment, Inc Consideration Shares and (ii) has assets in excess of $5,000,000.

         (g) such Seller is an entity as to which all other equity owners are "accredited investors" as defined herein.

3. The Seller represents and warrants that it is not a citizen or resident of the United States.

IN WITNESS WHEREOF,

the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized,

as of this 18th date of February, 2004

Signed by

BAM! ENTERTAINMENT, INC
acting by:


/s/ Anthony R. Williams
Anthony R. Williams
Director

Signed by
CHRISTIAN RICHARD DAVID VAN DER         /s/ [illegible] as attorney
KUYL                                    ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------

Signed by
PATRICK BURNS                           /s/ [illegible] as attorney
In the presence of:                     ----------------------------------------

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------

Signed by
PETER BAILLIE                           /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
BRENDAN COULSTON                        /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------

Signed by
JOHN FICKLING                           /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
DAVID BROCK                             /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------

Signed by
IAN CLELAND RITCHIE                     /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------

Signed by
ANTHONY KENNAN                          /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------

Signed by
PAUL CHESTNUTT                          /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
SIMON ROGERS                            /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
JONATHAN HORNE                          /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
WILLIAM MARTIN RITCHIE                  /s/ William Martin Richie
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Crawford Baptie
                                        ----------------------------------------
Witness name                            Crawford Baptie
                                        ----------------------------------------
Address                                 4 Inch Murrin
                                        East Kilbride
                                        G74 25X
                                        ----------------------------------------

Signed by
CARL OPENSHAW                           /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
ANDREW FRASER                           /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
JULIAN SUMMER                           /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
LINDA REID                              /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------

Signed by
CHRISTIAAN VAN DER KUYL                 /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
ALEXANDER GORDON CATTO                  /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------


Signed by
JOHN BOYLE                              /s/ [illegible] as attorney
                                        ----------------------------------------
In the presence of:

Witness signature                       /s/ Jonathan Stuart Quirk
                                        ----------------------------------------
Witness name                            Jonathan Stuart Quirk
                                        ----------------------------------------
Address                                 17 Chipstead Street
                                        London SW6 35R
                                        ----------------------------------------

Signed by
NORTHERN EDGE LIMITED
acting by:                       /s/ [ILLEGIBLE]

Signed by
TBI FINANCIAL SERVICES LIMITED
acting by:                       /s/ [ILLEGIBLE]

Signed by
FIVE OCEANS FOUNDATION
acting by:                       /s/ [ILLEGIBLE]

Signed by
AB SERVICES
acting by:                       /s/ [ILLEGIBLE]

Signed by
THE HAMILTON PORTFOLIO
INVESTMENTS LIMITED
acting by:                       /s/ [ILLEGIBLE]

SEALED with the COMMON SEAL
And SUBSCRIBED for and on behalf of
SCOTTISH ENTERPRISE
acting by:

/s/ JOHN M MILLOW
_________________________________
Authorised Signatory

Signed by
LORD CATTO'S SETTLEMENT OF
NOVEMBER 1996
acting by:                       /s/ [ILLEGIBLE]

Signed by
COPPERTOPS CONCEPTS LIMITED
acting by:                       /s/ [ILLEGIBLE]

Signed by
NOBLE GROSSART INVESTMENTS
LIMITED
acting by:                       /s/ [ILLEGIBLE]

                                       39